UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 5, 2016

TWO RIVERS WATER & FARMING COMPANY
(Exact name of registrant as specified in charter)
Colorado
(State or other jurisdiction of incorporation)
000-51139	13-4228144
(Commission File Number)	(IRS Employee Identification No.)

2000 South Colorado Blvd., Tower 1 Suite 3100, Denver, Colorado	80222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 222-1000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/__/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/__/Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/__/Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

/__/Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7–REGULATION FD DISCLOSURE

ITEM 7.01  Regulation FD Disclosure

Investor Email Update

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

GrowCo, Inc. (“GrowCo”), a majority owned subsidiary of Two Rivers Water & Farming Company (“Two Rivers”, OTCQB: TURV) announced on February 5, 2016 through a GrowCo investor email update, the progress of its greenhouse tenant (Suncanna) cannabis production and the benefits of growing cannabis in a greenhouse environment.

The justified rap on greenhouse grown marijuana is that it wasn't as potent as warehouse grown.  Heretofore, that's true.  And, that's because prior to GrowCo matching up an experienced commercial greenhouse grower with a state of the art greenhouse, no one knew what they were doing.  We do.  The science and results only make sense because THC and CBD production is a function of UVB radiation hitting the plant. THC and CBD production is the marijuana plants defense mechanism against excess light.  Our greenhouses put as much as 300% more light on the plant than any artificial light alone can because the majority of our light comes from the sun.

Still, the proof is in the pudding, the flower.  Initial testing indicates that Suncanna's product is 15% to 30% more potent than warehouse grown marijuana.  Additionally, most warehouse marijuana growers utilize harsh chemicals to protect against pests and disease. Suncanna grows its product using time tested USDA natural greenhouse techniques that were developed for growing food.  Suncanna's principals used to be tomato growers.

Going forward, Investor updates will be wind down to once a week while the first greenhouse moves into systematic production and we develop the engineering and building plans for GCP 23X.  GCP 23X will be a super center with 200,000 sqft of grow space and an extraction facility.  When we commence construction of GCP 23X, we'll resume more frequent Investor Updates.  Suncanna is 11 days away from first harvest.

To sign up for GrowCo email updates please visit http://www.trgrowco.com/.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWO RIVERS WATER & FARMING COMPANY (Registrant)
Dated: February 5, 2016	By: /s/ Wayne Harding_____________ Wayne Harding, Chief Financial Officer